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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 2, 2000
                  --------------------------------------------
                                (Date of Report)

                              NETWORK COMMERCE INC.
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               (Exact Name of Registrant as Specified in Charter)

          WASHINGTON                   000-26707               91-1628103
------------------------------  -----------------------  -----------------------
 (State or Other Jurisdiction    (Commission File No.)        (IRS Employer
      of Incorporation)                                    Identification No.)

           411 FIRST AVENUE SOUTH, SUITE 200 NORTH, SEATTLE, WA 98104
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 223-1996
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              (Registrant's Telephone Number, Including Area Code)

                                SHOPNOW.COM INC.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     On June 2, 2000, the acquisition by Network Commerce Inc. ("Network Commerce") of Ubarter.com Inc., a Nevada corporation ("Ubarter.com"), pursuant to an Agreement and Plan of Merger dated as of January 20, 2000, as amended, among Network Commerce, Shamu Acquisition, Inc., a Washington corporation and wholly-owned subsidiary of Network Commerce, and Ubarter.com became effective. By the terms of the merger agreement, Ubarter.com merged with and into Shamu Acquisition, Inc.

     Ubarter.com, founded in 1996, allows businesses to buy and sell products and services through its World Wide Web site without the use of cash.

     Upon effectiveness of the merger, each outstanding share of Ubarter.com common stock was converted into .366 of a share of Network Commerce common stock. A total of approximately 2,593,876 shares of Network Commerce common stock was issued in connection with the transaction. Such consideration was determined in arm's length negotiations between Network Commerce and Ubarter. Network Commerce will account for the merger under the purchase method of accounting.

     Except as otherwise noted herein, all shares of Network Commerce common stock issued in connection with the merger have been registered under the Securities Act of 1933, as amended (the "Securities Act").

     In connection with the merger, Network Commerce issued a warrant to purchase 20,000 shares of Network Commerce common stock to Momentous Inc. Pension and Trust in exchange for the cancellation and retirement of all indebtedness incurred by Ubarter.com pursuant to a promissory note it issued in favor of Momentous. The warrant has a one-year term and an exercise price of $4.26 per share. In addition, Network Commerce issued 38,995 shares of Network Commerce common stock and paid $675,000 in cash from working capital to Astra Ventures, LLC in exchange for the cancellation of all liabilities and obligations Ubarter.com owed to Astra Ventures, LLC. The warrant issued to Momentous Inc. Pension and Trust and the shares issued to Astra Ventures, LLC were not registered under the Securities Act, pursuant to the exemption set forth in Section 4(2) thereof.

     Since the execution of a letter of intent relating to the merger in December 1999, Network Commerce has provided Ubarter.com with a total of $7,492,889 in short-term bridge loans in the form of convertible promissory notes, which loans were cancelled at the effective time. Network Commerce used working capital to make these loans to Ubarter.com.

     The merger agreement is filed as an exhibit to this report and is incorporated into this report by reference. This summary of the provisions of this agreement is not complete, and you should refer to the exhibits for a copy of the actual agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


                                       2
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     (c)  EXHIBITS

          2.1 Agreement and Plan of Merger, dated as of January 20, 2000, among Network Commerce Inc., Shamu Acquisition, Inc., and Ubarter.com Inc. (incorporated by reference to the Registration Statement on Form S-4 (No. 333-32452) filed by the registrant on March
               14, 2000, as amended).

          2.2 Amendment No. 1 to Agreement and Plan of Merger, dated May 3, 2000, among Network Commerce Inc., Shamu Acquisition, Inc. and Ubarter.com Inc. (incorporated by reference to the Registration Statement on Form S-4 (No. 333-32452) filed by the registrant on March 14, 2000, as amended).




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NETWORK COMMERCE INC.

Dated:  June 16, 2000                  By /s/ Alan Koslow
                                          --------------------------------------
                                       Alan D. Koslow
                                       Executive Vice President, Chief Financial
                                       Officer, General Counsel and Secretary




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                                  EXHIBIT INDEX

Exhibit
 Number    Description
-------    -----------

   2.1 Agreement and Plan of Merger dated as of January 20, 2000, among Network Commerce Inc., Shamu Acquisition, Inc., and Ubarter.com Inc. (incorporated by reference to the Registration Statement on Form S-4 (No. 333-32452) filed by the registrant on March 14, 2000, as amended).

   2.2 Amendment No. 1 to Agreement and Plan of Merger, dated May 3, 2000, among Network Commerce Inc., Shamu Acquisition, Inc. and Ubarter.com Inc. (incorporated by reference to the Registration Statement on Form S-4 (No. 333-32452) filed by the registrant on March 14, 2000, as amended).